SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2017

3PEA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54123	95-4550154
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1700 W Horizon Ridge Parkway, Suite 102,

Henderson, Nevada 89012

(Address of principal executive offices) (Zip Code)

(702) 453-2221

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)       Termination of Sarna & Company, P.A.

i.	Effective April 13, 2017, 3Pea International, Inc. (the “Company”) received notification from Sarna & Company, Certified Public Accountants (“Sarna”) that it would be unable to continue as the Company’s principal independent registered public accounting firm. The board of directors does not have a separate audit committee and approved the resignation of Sarna.
ii.	The report of Sarna on the Company’s financial statements for the fiscal year ended December 31, 2016, did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles.
iii.	During the fiscal year ended December 31, 2016 and during the subsequent period through the date of Sarna’s resignation, there were no disagreements between the Company and Sarna, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Sarna, would have caused Sarna to make reference thereto in its report on the Company’s audited financial statements. In connection with the audits of the fiscal year ended December 31, 2016 and the subsequent period through April 13, 2017, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).
iv.	The Company provided Sarna with a copy of this Current Report on Form 8-K and has requested that Sarna furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Sarna agrees with the statements made in this Current Report on Form 8-K with respect to Sarna and, if not, stating the items with which they do not agree. The Company has received the requested letter from Sarna wherein they have confirmed their agreement to the Company’s disclosures in this Current Report with respect to Sarna. A copy of Sarna’s letter has been filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)       Engagement of Squar Milner LLP.

i.	Effective April 13th, 2017 the Company engaged Squar Milner LLP (“Squar Milner”) as the Company’s independent registered public accounting firm. The engagement was approved by the board of directors, which also serves the role of audit committee.
ii.	In connection with the Company’s appointment of Squar Milner as the Company’s independent registered accounting firm, the Company has not consulted Squar Milner on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements.

9.01 Financial Statements and Exhibits

(d)      Exhibits.

Exhibit Number	Description
16.1	Letter from Sarna & Company, Certified Public Accountants,to the Securities and Exchange Commission

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

3PEA INTERNATIONAL, INC.
Date: April 19, 2017	/s/ Mark Newcomer
By: Mark Newcomer, Chief Executive Officer